Exhibit 10.1
GMX RESOURCES INC.
$105,000,000
5.00% SENIOR CONVERTIBLE NOTES DUE 2013
PURCHASE AGREEMENT
February 11, 2008
Jefferies & Company, Inc.
     As Representative of the several Initial Purchasers
520 Madison Avenue, 10th Floor
New York, New York 10022
Ladies and Gentlemen:
GMX Resources Inc., an Oklahoma corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Initial Purchasers named in Schedule I hereto (each an “Initial Purchaser” and collectively, the “Initial Purchasers”), for whom Jefferies & Company, Inc. is acting as representative (in such capacity, the “Representative”), $105,000,000 principal amount of its 5.00% Senior Convertible Notes Due 2013 (the “Initial Securities”). In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $20,000,000 in aggregate principal amount of its 5.00% Senior Convertible Notes Due 2013 (the “Optional Securities” and, together with the Initial Securities, the “Securities”). To the extent there are no additional parties listed in Schedule I hereto other than you, the term Representative as used herein shall mean you as the Initial Purchaser and the terms Representative and Initial Purchasers shall mean either the singular or plural as the context requires.
The Securities will be convertible on the terms, and subject to the conditions, set forth in the Indenture (as defined below). As used herein, “Conversion Shares” means the shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to be received by the holders of the Securities upon conversion of the Securities pursuant to the terms of the Indenture. The shares of Common Stock also evidence rights (“Rights”) to purchase Series A Junior Participating Preferred Stock of the Company to the extent provided in the Rights Agreement dated May 17, 2005 (the “Rights Agreement”) by and between the Company and ComputerShare Limited, as successor Rights Agent.
The Securities are to be issued pursuant to an indenture (the “Indenture”) dated as of the Closing Date (as defined in Section 4 hereto), between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).
The holders of the Securities will be entitled to the benefits of a resale registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date, between the Company and the Initial Purchasers, pursuant to which the Company will agree to register the Securities and the Conversion Shares for resale on a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), subject to the terms and conditions therein specified.

Concurrently with the offering of the Securities, the Company is offering up to an aggregate of 2,140,000 shares of Common Stock (the “Equity Offering”) pursuant to a share lending agreement with an affiliate of the Representative, pursuant to which the Company will lend shares of its common stock to such affiliate (the “Share Lending Agreement”).
The Company understands that the Initial Purchasers propose to make an offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.
The sale of the Securities to the Initial Purchasers will be made without registration of the Securities or the Conversion Shares under the Securities Act in reliance upon exemptions from the registration requirements of the Securities Act.
1. Offering Documents. The Company has prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum dated February 4, 2008 (the “Preliminary Offering Memorandum”) and promptly after the execution of this Agreement, the Company will prepare and deliver to the Initial Purchasers, on the date hereof or the next succeeding day, copies of a final offering memorandum, dated February 11, 2008 (the “Final Offering Memorandum”).
Any reference herein to the Time of Sale Disclosure Package (as defined below), the Preliminary Offering Memorandum or the Final Offering Memorandum shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Time of Sale Disclosure Package, the Preliminary Offering Memorandum or the Final Offering Memorandum as of the date of such Time of Sale Disclosure Package, Preliminary Offering Memorandum or Final Offering Memorandum, as the case may be; and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Final Offering Memorandum shall be deemed to include any documents filed after such date and prior to the Closing Date under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated therein by reference.
At 4:15 P.M. (New York City time) on the date hereof (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Disclosure Package”): (a) the Preliminary Offering Memorandum as amended and supplemented immediately prior to the Time of Sale, (b) the Pricing Term Sheet (as defined in Section 7) prepared pursuant to Section 7(b) hereof, and (c) any Supplemental Offering Materials (as defined in Section 6).
The Company hereby confirms that it has authorized the use of the Time of Sale Disclosure Package (and any constituent part thereof) and the Final Offering Memorandum in connection with the offer and sale of the Securities by the Initial Purchasers.

2. Representations and Warranties. The Company represents and warrants to, and agrees with, the Initial Purchasers as set forth below in this Section 2.
(a) As of the date of the Final Offering Memorandum, as of the date of any amendment or supplement thereto, and as of the Closing Date (as defined below), the Final Offering Memorandum did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Final Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Final Offering Memorandum, it being understood and agreed that the only such information furnished by any of the Initial Purchasers consists of the information described as such in Section 10(b) hereof.
(b) At the Time of Sale, the Time of Sale Disclosure Package did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Time of Sale Disclosure Package made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Time of Sale Disclosure Package, it being understood and agreed that the only such information furnished by any of the Initial Purchasers consists of the information described as such in Section 10(b) hereof. No statement of material fact included in the Final Offering Memorandum has been omitted from the Time of Sale Disclosure Package and no statement of material fact included in the Time of Sale Disclosure Package has been omitted from the Final Offering Memorandum.
(c) Except as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum, the documents incorporated by reference in the Time of Sale Disclosure Package and in the Final Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package or in the Final Offering Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company and its Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of the states or other jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in each of the Time of Sale Disclosure Package and the Final Offering Memorandum and, with respect to the Company, to execute and deliver, and perform the Company’s obligations under, this Agreement, the Securities, the Registration Rights Agreement, the Indenture and the Share Lending Agreement; the Company and its Subsidiaries are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect. The term “Material Adverse Effect” as used herein means any material adverse effect on the condition (financial or other), net worth, business, affairs, management, results of operations or cash flow of the Company and its Subsidiaries, taken as a whole. The Company has no significant subsidiaries (as such term is defined in Rule 1-20(w) of Registration S-X promulgated by the Commission) other than those Subsidiaries listed on Exhibit A hereto (the “Subsidiaries”).
(e) All outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.
(f) The Company’s authorized equity capitalization is as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum; the capital stock of the Company conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Final Offering Memorandum; the Common Stock (including the Conversion Shares) conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Final Offering Memorandum; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the Conversion Shares; and, except as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding. The Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

(g) Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree other than as set forth in each of the Time of Sale Disclosure Package and the Final Offering Memorandum and, since the respective dates as of which information is given in the Time of Sale Disclosure Package, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any Material Adverse Change, or any development involving a prospective Material Adverse Change, otherwise than as set forth in each of the Time of Sale Disclosure Package and the Final Offering Memorandum.
(h) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
(i) This Agreement has been duly authorized, executed and delivered by the Company.
(j) The Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company and the Initial Purchasers, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (the “Enforceability Exceptions”).
(k) The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
(l) The Securities have been duly authorized and, on the Closing Date, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
(m) The Share Lending Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(n) The Conversion Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Time of Sale Disclosure Package and the Final Offering Memorandum.
(o) None of the Company, its Subsidiaries, its affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers acting in their capacity as such) has engaged or will engage, in connection with the offering of Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.
(p) The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Time of Sale Disclosure Package and the Final Offering Memorandum.
(q) Each of the Company and its Subsidiaries is in possession of and is operating in compliance with all franchises, grants, authorizations, licenses, certificates, permits, easements, consents, orders and approvals (“Permits”) from all state, federal, foreign and other regulatory authorities, and has satisfied the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its Subsidiaries lawfully to own, lease and operate their properties and conduct their businesses as described in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, and each of the Company and its Subsidiaries is conducting its business in compliance with all of the laws, rules and regulations of each jurisdiction in which it conducts its business, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Company and its Subsidiaries has filed all notices, reports, documents or other information (“Notices”) required to be filed under applicable laws, rules and regulations, in each case, with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; and, except as otherwise specifically described in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, neither the Company nor any of its Subsidiaries has received any notification from any court or governmental body, authority or agency, relating to the revocation or modification of any such Permit or to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification (“Approvals”) from such regulatory authority is needed to be obtained by any of them, in any case where it is reasonably expected that obtaining such Approvals or the failure to obtain such Approvals, individually or in the aggregate, would have a Material Adverse Effect.
(r) The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed prior to the date hereof and paid all taxes shown as due thereon; all such tax returns are complete and correct in all material respects; all tax liabilities are adequately provided for on the books of the Company and its Subsidiaries except to such extent as would not have a Material Adverse Effect; the Company and its Subsidiaries have made all necessary payroll tax payments; and the Company and its Subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or its Subsidiaries that, individually or in the aggregate, might have a Material Adverse Effect.

(s) Except as described in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
(t) At the Closing, each of the Company and its Subsidiaries will have (i) good and Defensible (as defined below) title to all its interests in its producing natural gas and oil properties (including oil and gas wells, producing leasehold interests and appurtenant personal property) as described in the Time of Sale Disclosure Package and the Final Offering Memorandum as owned by it, (ii) investigated title in accordance with customary industry procedures prior to acquiring any non-producing leasehold properties (including undeveloped locations or leases held by production, and those leases not held by production and including exploration prospects) described in the Time of Sale Disclosure Package and the Final Offering Memorandum as owned by it, (iii) good and indefeasible title to its other real property as described in the Time of Sale Disclosure Package and the Final Offering Memorandum as owned by it and (iv) good title to its personal property as described in the Time of Sale Disclosure Package and the Final Offering Memorandum as owned by it, in each case free and clear of all liens, claims, security interests, equities, or other encumbrances except those (i) described in the Time of Sale Disclosure Package and the Final Offering Memorandum or (ii) that do not materially interfere with the use or value of such properties taken as a whole as described in the Time of Sale Disclosure Package and the Final Offering Memorandum. All real property and buildings held under lease or license by the Company or its Subsidiaries are held under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Time of Sale Disclosure Package and the Final Offering Memorandum. As used herein, “Defensible” means, with respect to title to the producing properties (including oil and gas wells and producing leasehold interests) described in the Time of Sale Disclosure Package and the Final Offering Memorandum as being owned by the Company or its Subsidiaries, that the Company and its Subsidiaries (i) are entitled to receive not less than the net revenue interests of such properties as set forth in the reserve report of MHA Petroleum Consultants dated as of January 22, 2008 (the “Reserve Report”) of all hydrocarbons and minerals produced, saved and marketed from such properties, and proceeds thereof, all without reduction, suspension or termination of such interests throughout the productive life of such properties, and (ii) are obligated to bear a share of the costs and expenses relating to the maintenance, exploration, drilling, completion, development, operation, plugging and abandonment of such properties not greater than the working interests of such properties as set forth in the Reserve Report, without increase throughout the life of such properties.

(u) Except as described in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, there is no pending action, suit or other proceeding involving the Company or any of its Subsidiaries or any of their material assets for any failure of the Company or any of its Subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health, safety or the environment. Except as described in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, none of the property owned or leased by the Company or any of its Subsidiaries is, to the best knowledge of the Company, contaminated with waste or hazardous or toxic substances in material amounts or in amounts that pose a threat to employees or visitors, and neither the Company nor any of its Subsidiaries may be deemed an “owner or operator” of a “facility” or “vessel” that owns, possesses, transports, generates or disposes of a “hazardous substance” as those terms are defined in §9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq.
(v) No labor disturbance exists with the employees of the Company or any of its Subsidiaries or is imminent that, individually or in the aggregate, would have a Material Adverse Effect. None of the employees of the Company or any of its Subsidiaries is represented by a union and, to the best knowledge of the Company and its Subsidiaries, no union organizing activities are taking place. Neither the Company nor any of its Subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, or the rules and regulations thereunder, or analogous foreign laws and regulations, that would, individually or in the aggregate, result in a Material Adverse Effect.
(w) The Company and its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and its Subsidiaries would have any liability; the Company and its Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(x) The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors’ and officers’ insurance, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it and its Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(y) Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in default or violation with respect to its certificate of incorporation or by-laws. Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets owned by the Company or any of its Subsidiaries is subject, or in violation of any statutes, laws, ordinances or governmental rules or regulations or any orders or decrees to which it is subject, including, without limitation, Section 13 of the Exchange Act, which default or violation, individually or in the aggregate, would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).
(z) Other than as set forth in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or that would materially and adversely affect the consummation of the transactions contemplated hereby or that is required to be disclosed in each of the Time of Sale Disclosure Package or the Final Offering Memorandum; to the best of the Company’s knowledge, no such proceedings are threatened or contemplated.
(aa) Smith, Carney & Co., the accounting firm that has issued an opinion on the financial statements filed with or incorporated by reference in and as a part of the Final Offering Memorandum, is an independent registered public accounting firm within the meaning of the Securities Act and the Securities Act Rules and Regulations and the rules and regulations of the Public Company Accounting Oversight Board (“PCAOB”) of the United States. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accounts for assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

Except as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum, the consolidated financial statements and schedules of the Company, including the notes thereto, filed with (or incorporated by reference) and as a part of the Time of Sale Disclosure Package or the Final Offering Memorandum, present fairly the financial condition of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations and changes in financial position and consolidated statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed therein. All adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data included or incorporated by reference in the Time of Sale Disclosure Package and the Final Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements. Any operating or other statistical data included or incorporated by reference in the Time of Sale Disclosure Package and the Final Offering Memorandum comply in all material respects with the Securities Act and the Securities Act Rules and Regulations and present fairly the information shown therein and are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. All non-GAAP financial information included (or incorporated by reference) in the Time of Sale Disclosure Package or the Final Offering Memorandum complies in all material respects with the requirements of Regulation G and Item 10 of Regulation S-K under the Securities Act.
(bb) Each of MHA Petroleum Consultants, Inc. (“MHA”) and Sproule & Associates (“Sproule”) is a natural gas engineering firm from whose reserve reports information is contained or incorporated by reference in the Time of Sale Disclosure Package and the Final Offering Memorandum, and acts as independent natural gas engineers with respect to the Company. Other than (i) the production of reserves in the ordinary course of business, (ii) intervening price fluctuations or (iii) as described in the Time of Sale Disclosure Package, the Company is not aware of any facts or circumstances that would result in a material adverse change in its proved reserves in the aggregate, or the aggregate present value of estimated future net revenues of the Company or the standardized measure of discounted future net cash flows therefrom, as described in the Time of Sale Disclosure Package and reflected in the reserve information as of the respective dates such information is given. Except as set forth in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, the Time of Sale Disclosure Package and the Final Offering Memorandum, including the oil and natural gas production and reserve information and estimates of future net revenues and discounted future net cash flows, in the case of the Time of Sale Disclosure Package complies and, in the case of the Final Offering Memorandum will comply in all material respects with the applicable requirements of Regulation S-X of the Securities Act Rules and Regulations, Industry Guide 2 under the Securities Act and Statement of Financial Accounting Standards Board No. 69, Disclosures about Oil and Petroleum Producing Activities, as amended to date (“SFAS 69”).

(cc) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company’s Common Stock, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.
(dd) There is not currently and has not in the past been a failure on the part of the Company or, to the Company’s knowledge, any of its respective directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the rules and regulations promulgated in connection therewith, including Sections 302, 402 and 906, and the statements contained in any certification pursuant to such Act and related rules and regulations are complete and correct.
(ee) The Company has established and maintains disclosure controls and procedures and internal control over financial reporting as are currently required (as such terms are defined in Rule 13a-15 and 15d-15 under the Exchange Act); the Company’s disclosure controls and procedures (i) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to management, including the principal executive and principal financial officer of the Company, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, and that such information is recorded, processed, summarized and reported, within the time periods specified in the Exchange Act Rules and Regulations; (ii) have been evaluated for effectiveness; and (iii) are effective in all material respects to perform the functions for which they were established.
(ff) Except as discussed with the Company’s auditors and audit committee and as disclosed in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, (i) there are no significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data and (ii) there is, and there has been, no fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting.
(gg) Since the date of the end of the last fiscal year for which audited financial statements are included or incorporated by reference in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.
(hh) The Company has received no written comments from the SEC staff regarding its periodic or current reports under the Exchange Act that remain unresolved and have not been disclosed in the Time of Sale Disclosure Package and the Final Offering Memorandum.

(ii) No relationship, direct or indirect, exists between or among the Company and any director, officer or stockholder of the Company, or any member of his or her immediate family, or any customers or suppliers that is required to be described in the Time of Sale Disclosure Package or the Final Offering Memorandum and that is not so described as required in material compliance with such requirement. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families, except as disclosed in the Time of Sale Disclosure Package and the Final Offering Memorandum. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.
(jj) To the best knowledge of the Company, no change in any laws or regulations is pending that could reasonably be expected to be adopted and if adopted, is reasonably expected to have, individually or in the aggregate with all such changes, a Material Adverse Effect, except as set forth in or contemplated in each of the Time of Sale Disclosure Package and the Final Offering Memorandum.
(kk) The minute books of each of the Company and its Subsidiaries have been made available to the Representative and contain a complete summary of all meetings and other actions of the directors and shareholders of each such entity in all material respects, and reflect all transactions referred to in such minutes accurately in all material respects.
(ll) Neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to foreign or domestic political parties or campaigns from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(mm) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(nn) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity that, to the Company’s knowledge, will use such proceeds, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(oo) No customer of or supplier to the Company or any of its Subsidiaries has ceased purchases or shipments of merchandise to the Company or indicated, to the Company’s knowledge, an interest in decreasing or ceasing its purchases from the Company or otherwise modifying its relationship with the Company, other than in the normal and ordinary course of business consistent with past practices in a manner which would not, singly or in the aggregate, result in a Material Adverse Effect.
(pp) The Securities will not be as of the same class (within the meaning of Rule 144A under the Securities Act (“Rule 144A”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.
(qq) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 5 and their compliance with the agreements set forth therein, no registration under the Securities Act of the Securities or the Conversion Shares, or qualification of the Indenture under the 1939 Act is required for the offer and sale of the Securities to or by the Initial Purchasers in the manner contemplated herein, in the Time of Sale Disclosure Package and the Final Offering Memorandum.
(rr) On or prior to the Closing Date, the Initial Purchasers shall have received a lock-up agreement substantially in the form of Exhibit B hereto signed by the persons listed in Schedule IV hereto.
Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Initial Purchasers.
3. Purchase and Sale.
(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell the Securities to the Initial Purchasers, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company the respective principal amount of the Securities opposite the name of such Initial Purchaser as set forth in Schedule I hereto, plus any additional number of Initial Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject to such adjustments among the Initial Purchasers as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional Securities, in each case at a purchase price equal to 97.00% of the principal amount of the Securities (the “Purchase Price”).

(b) In addition, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers, severally and not jointly, to purchase up to U.S. $20,000,000 aggregate principal amount of Optional Securities at the Purchase Price, plus accrued and unpaid interest from the Closing Date to, but excluding, the applicable Option Closing Date (as defined below). The option hereby granted will expire at 11:59 P.M. (New York City time) on the 30th day after the date hereof and may be exercised, in whole or in part, from time to time solely for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Optional Securities as to which the several Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Optional Securities. Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representative, but shall not be later than five full business days after the exercise of said option, nor in any event prior to the Closing Date.
4. Delivery and Payment. Delivery of and payment for the Initial Securities shall be made at 10:00 A.M., New York City time, on February 15, 2008, or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement among the Initial Purchasers and the Company (such date and time of delivery and payment for the Initial Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative, registered in such names and in such denominations as the Representative shall request in writing at least one full Business Day prior to the Closing Date, against payment by the Initial Purchasers of the Purchase Price to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.
In addition, in the event that any or all of the Optional Securities are purchased by the Initial Purchasers, payment of the purchase price for, and delivery of certificates for, such Optional Securities shall be made at 10:00 A.M. (New York City time) at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Option Closing Date as specified in the notice from the Representative to the Company.
5. Offering by Initial Purchasers and the Initial Purchasers’ Representations and Warranties. (a) Each Initial Purchaser acknowledges that neither the Securities nor the Conversion Shares have been, or will be, registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:
(i) It is a qualified institutional buyer as defined Rule 144A (a “QIB”).
(ii) It (including any person acting on its behalf) has solicited offers and will solicit offers for the Securities only from, and will offer the Securities only to persons that it reasonably believes to be QIBs and such Initial Purchaser has taken or will take reasonable steps to ensure that each purchaser of the Securities is aware that the Securities are being offered and sold in reliance upon the representations and warranties deemed to have been made by such purchaser as provided in the Preliminary Offering Memorandum and the Final Offering Memorandum under the caption “Transfer Restrictions” and such Initial Purchaser (and any person acting on its behalf) has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance upon Rule 144A. Such Initial Purchaser also agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside of the United States except under circumstances that will result in compliance with the applicable laws thereof.
(c) Neither it nor any person acting on its behalf will offer or sell the Securities using any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) under the Securities Act.
6. Supplemental Offering Materials.
(a) Without the prior written consent of the Representative, the Company has not given and will not give to any prospective purchaser of the Securities any “written communication” (within the meaning of the Securities Act Regulations) prepared by or on behalf of the Company, or used or referred to by the Company, that constitutes an offer to sell or a solicitation of an offer to buy the Securities, including, without limitation, any road show relating to the Securities that constitutes such a written communication (“Supplemental Offering Materials”) other than the documents that constitute the Time of Sale Disclosure Package or the Final Offering Memorandum (including any amendments or supplements thereto). Any such Supplemental Offering Material consented to by the Representative is listed on Schedule II hereto.
(b) The Company represents that as of the Time of Sale, no individual Supplemental Offering Material, when considered together with the Time of Sale Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(c) The Company represents and agrees that any individual Supplemental Offering Material, as of its issue date and at all subsequent times through the completion of the offering and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Preliminary Offering Memorandum or the Final Offering Memorandum.

7. Agreements. The Company agrees with the Initial Purchasers that:
(a) During the period referred to in subparagraph (c) below, the Company will not amend or supplement the Time of Sale Disclosure Package or the Final Offering Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representative; provided, however, that prior to the completion of the Offering Period, the Company will not file any document under the Exchange Act that is incorporated by reference in the Time of Sale Disclosure Package or the Final Offering Memorandum unless, prior to such proposed filing, the Company has furnished to the Representative a copy of such document for its review reasonably in advance of such filing and the Representative has not reasonably objected to the filing of such document. The Company will promptly advise the Representative when any document filed under the Exchange Act that is incorporated by reference in the Time of Sale Disclosure Package or the Final Offering Memorandum shall have been filed with the Commission.
(b) The Company will prepare a final term sheet that contains solely a description of the Securities and the offering thereof (the “Pricing Term Sheet”), in a form approved by the Representative and attached as Schedule III hereto.
(c) If, prior to the completion of the sale and distribution of the Securities by the Initial Purchasers (the “Offering Period”), any event occurs as a result of which the Time of Sale Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will (1) notify the Initial Purchasers so that any use of the Time of Sale Disclosure Package may cease until it is amended or supplemented; (2) amend or supplement the Time of Sale Disclosure Package to correct such statement or omission; and (3) supply any amendment or supplement to the Initial Purchasers in such quantities as the Initial Purchasers may reasonably request.
(d) If, during the Offering Period, any event occurs as a result of which the Final Offering Memorandum as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, the Company promptly will (1) notify the Initial Purchasers of any such event, (2) prepare an amendment or supplement to the Final Offering Memorandum which will correct such statement or omission or effect such compliance and (3) supply any amended or supplemented Final Offering Memorandum to the Initial Purchasers in such quantities as the Initial Purchasers may reasonably request.

(e) During the Offering Period, the Company will furnish to the Initial Purchasers and to counsel for the Initial Purchasers promptly, without charge, as many copies of the Time of Sale Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they may reasonably request.
(f) The Company will cause its directors and executive officers to furnish to the Representative, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to counsel for the Representative, pursuant to which each such person shall agree not to, and the Company will not, during the period ending 60 days after the date of the Final Offering Memorandum, without the prior written consent of the Representative, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (4) publicly announce any intention to take any of the actions specified in clauses (1) through (3) above.
The restrictions contained in the preceding paragraph shall not apply to (a) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Representative has been advised in writing or the granting or exercise of options or stock purchase rights pursuant to the Company’s stock option and stock purchase plans, whenever granted; provided that the underlying shares of Common Stock issued to any person who has delivered a lock-up agreement pursuant to this Section 7(f) hereto shall continue to be subject to the restrictions contained in the immediately preceding paragraph or such lock-up agreement, as applicable, except to the extent of any shares sold in order to raise funds sufficient to pay the exercise price and any tax on exercise of options; (b) the issuance by the Company of shares of Common Stock or options to purchase shares of Common Stock to, or the repurchase by the Company of unvested shares of Common Stock upon termination of service from, an employee, director, consultant other service provider, pursuant to the Company’s stock option or stock purchase plans in effect on the date hereof or approved by the stockholders before the date hereof; provided that the shares of Common Stock or options to purchase shares of Common Stock issued to the Company’s directors and executive officers shall be subject to the restrictions contained in the lock-up agreements delivered pursuant to this Section 7(f), except to the extent of any shares sold in order to raise funds sufficient to pay the exercise price and any tax on exercise of options; (c) the filing by the Company of any registration statement with the Commission on Form S-8 relating to the offering of securities pursuant to the terms of a stock option or stock purchase plan of the Company in effect on the date hereof or approved by the stockholders before the date hereof and (d) the sale of 100,000 shares of Common Stock of Ken Kenworthy, Sr., which shall be permitted at any time 45 days after the date of the Final Offering Memorandum.

(g) Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representative of any earnings release, news or event that may give rise to an extension of the initial 60-day restricted period.
(h) The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.
(i) The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of shares of Common Stock issuable upon conversion of the Securities.
(j) None of the Company, its Subsidiaries, or any of its affiliates, nor any person acting on its or their behalf (other than any Initial Purchaser acting in its capacity as such) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities or the Conversion Shares under the Securities Act.
(k) None of the Company, its Subsidiaries, or any of its affiliates, nor any person acting on its or their behalf (other than any Initial Purchaser acting in its capacity as such) will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or the Conversion Shares.
(l) In the event that it is no longer subject to Sections 13 or 15(d) of the Exchange Act, the Company shall use its best efforts to provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders from time to time, of such restricted securities.
(m) The Company will use its best efforts to list, subject to notice of issuance, the Conversion Shares on the NASDAQ Global Select Market (“NASDAQ”).

(n) The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depository Trust Company.
(o) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Conversion Shares.
(p) The Company will, in cooperation with the Initial Purchasers, qualify the Securities and the Conversion Shares for offering and sale, or obtain an exemption for the Securities and the Conversion Shares to be offered and sold under the applicable securities laws of such states and other jurisdictions as the Representative may designate and will maintain the effectiveness of such qualifications and exemptions for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement).
(q) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction of the Final Offering Memorandum, the Time of Sale Disclosure Package, any Supplemental Offering Materials and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final Offering Memorandum, the Time of Sale Disclosure Package, any Supplemental Offering Materials and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Conversion Shares on the Nasdaq Global Select Market; (vi) any registration or qualification of the Securities or the Conversion Shares for offer and sale under the securities or blue sky laws (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; and (xii) all other reasonable costs and expenses incident to the performance by the Company of its obligations hereunder.

8. Conditions to the Obligations of the Initial Purchasers. The obligation of the several Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date of this Agreement and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
(a) No Initial Purchaser shall have advised the Company that the Time of Sale Disclosure Package or the Final Offering Memorandum, or any amendment thereof or supplement thereto, or any Supplemental Offering Materials, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.
(b) On the Closing Date, there shall have been furnished to you, the Representative, the opinion of Crowe & Dunlevy, PC, counsel for the Company, dated the Closing Date and addressed to you, to the effect that:
(i) Each of the Company and the Subsidiaries has been duly formed and is validly existing in good standing under its jurisdiction of formation with all necessary power and authority to own or lease its properties and to conduct its business in all material respects as described in the Time of Sale Disclosure Package and the Final Offering Memorandum. Each of the Company and the Subsidiaries is duly registered or qualified as a foreign entity for the transaction of business under the laws of the jurisdictions set forth on an exhibit thereto.
(ii) The Company directly owns 100% of the issued shares of capital stock in each of the Subsidiaries and such shares of capital stock have been duly authorized and validly issued in accordance with the certificate of incorporation governing such entity and are fully paid and non-assessable; and the Company owns such shares of capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims, other than liens described in the Time of Sale Disclosure Package and the Final Offering Memorandum.
(iii) Other than as set forth in each of the Time of Sale Disclosure Package and the Final Offering Memorandum, to the best of such counsel’s knowledge, there are no legal or governmental proceedings contemplated, threatened or pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or that would materially and adversely affect the consummation of the transactions contemplated hereby or that is required to be disclosed in each of the Time of Sale Disclosure Package and the Final Offering Memorandum.

(iv) The Company has all requisite power and authority to issue, sell and deliver the Securities to be sold by it in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Registration Rights Agreement, the Share Lending Agreement, the Time of Sale Disclosure Package and the Final Offering Memorandum.
(v) Neither the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions herein contemplated will result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) constitutes or will constitute a violation of its Organizational Documents, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any material agreements relating to borrowed money (the “Reviewed Agreements”), or (C) to such counsel’s knowledge, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries, which breaches, violations, defaults or liens, in the case of clause (B) would, individually or in the aggregate, have a Material Adverse Effect.
(vi) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Company or the Subsidiaries is required for the offering, issuance and sale by the Company of the Securities, the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement.
(vii) No registration under the Securities Act of the Securities or the Conversion Shares, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended (the “1939 Act”), are required for the sale and delivery of the Securities by the Company to the Initial Purchasers or the offer and sale by the Initial Purchasers of the Securities in the manner contemplated herein, in the Time of Sale Disclosure Package or in the Final Offering Memorandum.
(viii) The Company’s authorized equity capitalization is as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum; the capital stock of the Company conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Final Offering Memorandum; the Securities conform to the description thereof contained in the Time of Sale Disclosure Package and the Final Offering Memorandum; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; to the knowledge of such counsel, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the Conversion Shares; the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to the Enforceability Exceptions) and will be convertible into Common Stock in accordance with their terms; the Conversion Shares have been duly authorized and, when issued upon conversion of the Securities against payment of the conversion price, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company has duly and validly adopted resolutions reserving such shares of Common Stock for issuance upon conversion of the Securities; and, except as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;
(ix) This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized, executed and delivered, and, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to the Enforceability Exceptions); the Share Lending Agreement has been duly authorized, executed and delivered, and, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to the Enforceability Exceptions); the Registration Rights Agreement has been duly authorized, executed and delivered; and the statements set forth under the headings “Description of Notes”, “Description of Other Indebtedness”, “Description of Capital Stock” and “Description of Share Lending Agreement” in the Preliminary Offering Memorandum and the Final Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Securities, the Indenture, the Common Stock and the Registration Rights Agreement, provide a fair summary of such provisions;
(x) Neither the Company nor any of its Subsidiaries is and, none will be, after giving effect to the offering and sale of the Securities, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended;
(xi) and such counsel has no reason to believe that (i) the Time of Sale Disclosure Package at the Time of Sale contained untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) the Final Offering Memorandum, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial, oil and gas reserve, oil and gas property and statistical information contained therein, as to which such counsel need to express no opinion);

In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws of any jurisdiction other than the State of Oklahoma or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (y) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Further, for agreements governed by New York law, such counsel may opine as to the validity and enforceability under Oklahoma law as if Oklahoma law governed.
(c) On the Closing Date, the Representative shall have received from Davis Polk & Wardwell, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Time of Sale Disclosure Package, the Final Offering Memorandum (together with any supplement thereto) and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
(d) The Company shall have furnished to the Representative a certificate of the Company, signed by the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Time of Sale Disclosure Package, the Final Offering Memorandum, any supplements to the Final Offering Memorandum and this Agreement and that:
(i) The representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
(ii) Since the date of the most recent financial statements included in the Time of Sale Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package and the Final Offering Memorandum (exclusive of any supplement thereto).

(e) The Representative shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Representative from Smith, Carney & Co., independent public accountants, containing statements and information of the type customarily included in accountants’ comfort letters to underwriters with respect to the financial statements and certain financial information contained in the Time of Sale Disclosure Package and the Final Offering Memorandum; provided that, in the case of the comfort letter to be delivered on the Closing Date, the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.
(f) At the time of execution of this Agreement, the Representative shall have received from each of MHA and Sproule, a letter or letters, in form and substance satisfactory to the, addressed to the Representative with respect to: (i) the estimated quantities of the Company’s proved net reserves, (ii) the future net revenues from those reserves, (iii) their present value as set forth in the Time of Sale Disclosure Package and the Final Offering Memorandum and (iv) such related matters as the Representative shall reasonably request.
(g) Subsequent to the date of this Agreement, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
(h) On or after the Time of Sale there shall not have occurred any of the following: (i) a suspension or limitation in trading of the Company’s Common Stock by the Commission or the Nasdaq Global Select Market; (ii) a general suspension or general limitation in trading or setting of minimum prices occurs on the New York Stock Exchange or the Nasdaq Global Select Market; (iii) a banking moratorium declared by either the Federal or New York State authorities; or (iv) an outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Time of Sale Disclosure Package (exclusive of any supplement thereto).
(i) Equity Offering. At the Closing Date, the Equity Offering shall have been consummated on the terms and conditions described in the Time of Sale Disclosure Package and the Final Offering Memorandum.
(j) Conditions to Purchase of Optional Securities. In the event that the Initial Purchasers exercise their option provided in Section 3(b) hereof to purchase all or any portion of the Optional Securities on any Option Closing Date that is after the Closing Date, the obligations of the several Initial Purchasers to purchase the applicable Optional Securities shall be subject to the conditions specified in the introductory paragraph of this Section 8 and to the further condition that, at the applicable Option Closing Date, the Representative shall have received:
1. A certificate, dated such Option Closing Date, to the effect set forth in, and signed by two of the officers specified in, Section 8(d) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

2. The favorable opinion of Crowe & Dunlevy, PC, counsel for the Company, in form and substance satisfactory to the Representative and dated such Option Closing Date, relating to the Optional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion referred to in Section 8(b) hereof.
3. The favorable opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, in form and substance satisfactory to the Representative and dated such Option Closing Date, relating to the Optional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 8(c) hereof.
4. Letters dated such Option Closing Date in form and substance satisfactory to the Representative from Smith, Carney & Co., independent public accountants, containing statements and information of the type customarily included in accountants’ comfort letters to underwriters with respect to the financial statements and certain financial information contained in the Time of Sale Disclosure Package and the Final Offering Memorandum; provided that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Option Closing Date.
(k) At the Closing Date and at each Option Closing Date, the Representative and counsel for the Initial Purchasers shall have been furnished with such further information, certificates and documents as the Representative or counsel for the Initial Purchasers may reasonably request.
If any of the conditions specified in this Section 8 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date, or any Option Closing Date, as the case may be, by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
9. Reimbursement of Initial Purchasers’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 8(h) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

10. Indemnification and Contribution.
(a) The Company agrees to indemnify and hold harmless the Initial Purchasers, the directors, officers, employees and agents of the Initial Purchasers and each person who controls any of the Initial Purchasers within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Disclosure Package, the Final Offering Memorandum, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Final Offering Memorandum), the Pricing Term Sheet, any Supplemental Offering Materials or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
(b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchasers, but only with reference to information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers through the Representative expressly for use in the Time of Sale Disclosure Package, the Final Offering Memorandum, or any amendment or supplement thereto, the Pricing Term Sheet or any Supplemental Offering Materials. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Plan of Distribution”, the paragraph related to stabilization and covering transactions in the Final Offering Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers.
(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraphs (a) or (b) of this Section 10, as the case may be, unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a) or (b) above, as the case may be.

The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such fees and expenses shall be reimbursed as they are incurred. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of the indemnified party.
(d) In the event that the indemnity provided in paragraph (a), (b) or (c) in this Section 10, as the case may be, is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Initial Purchaser, severally and not jointly, agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and any one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Initial Purchasers, on the other hand, from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers, severally and not jointly, shall contribute in such proportion as is appropriate to reflect not only such relative benefits received but also the relative fault of the Company, on the one hand, and of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Initial Purchasers shall be deemed to be equal to the total discounts and commissions, in each case as set forth on the cover page of the Final Offering Memorandum.

Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Final Offering Memorandum and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). Notwithstanding the provisions of this Section 10, in no event shall the Initial Purchasers be required to contribute any amount in excess of the discount or commission applicable to the Securities purchased by the Initial Purchasers hereunder.
11. Default by One or More of the Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the amount of Securities set forth opposite their respective names on Schedule I bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 5 and Section 7 shall at all times be effective and shall survive such termination, but only as to such non-defaulting Initial Purchasers. In any such case either the Initial Purchasers on the one hand or the Company on the other hand shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that any changes to the Final Offering Memorandum or any other documents or arrangements deemed necessary or desirable may be effected.

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.
13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed or delivered to Jefferies & Company, Inc., 520 Madison Avenue, 10th Floor, New York, New York 10022, Attention: General Counsel (Fax: 212-284-2280); or, if sent to the Company, will be mailed, delivered or telefaxed to it at GMX Resources Inc., 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, Attention: Chief Financial Officer, facsimile number (405) 600-0600, with a copy (which shall not constitute notice) to: Crowe & Dunlevy PC, 20 North Broadway, Suite 1800, Oklahoma City, Oklahoma 73102, Attention: Michael Stewart, Esq., facsimile number (405) 272-5238; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.
14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.
15. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchasers, on the other hand, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Initial Purchasers are and have been acting solely as principals and are not the financial advisors, agents or fiduciaries of the Company, its Subsidiaries, or its affiliates, stockholders, creditors or employees or any other party; (iii) the Initial Purchasers have not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchasers have advised or are currently advising the Company on other matters) and the Initial Purchasers do not have any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the Initial Purchasers and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Initial Purchasers have no obligation to disclose any of such interests by virtue of the transactions contemplated hereby; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

Very truly yours, GMX Resources Inc.
By:	/s/ Ken L. Kenworthy, Jr.
	Name:	Ken L. Kenworthy, Jr.
	Title:	President and Chief Executive Officer

Confirmed as of the date first above mentioned. Jefferies & Company, Inc. Acting as Representative of the several Initial Purchasers named in the attached Schedule I. By Jefferies & Company, Inc.
By:	/s/ J. David Lucke
	Name:	J. David Lucke
	Title:	Managing Director

SCHEDULE I

Aggregate Principal
Amount of Initial
Initial Purchasers	Securities to be Purchased

Jefferies & Company, Inc.	$63,000,000
Wachovia Capital Markets, LLC	26,250,000
Capital One Southcoast, Inc.	3,150,000
Ferris, Baker Watts Incorporated	3,150,000
Howard Weil Incorporated	3,150,000
Pritchard Capital Partners, LLC	3,150,000
Tudor, Pickering, Holt & Co. Securities, Inc.	3,150,000

Total	$105,000,000

I-1

SCHEDULE II
Supplemental Offering Materials
Pricing term sheet dated February 11, 2008

II-1

SCHEDULE III

III-1

SCHEDULE IV
Directors and Executive Officers to Sign Lock-Up Agreements
Ken L. Kenworthy, Jr.
Ken L. Kenworthy, Sr.
Jim Merrill
Gary Jackson
Rick Hart
T.J. Boismier
Steven Craig
Jon W. McHugh

IV-1

EXHIBIT A
List of Covered Domestic Subsidiaries
Diamond Blue Drilling Co.
Endeavor Pipeline Inc.

A-1

EXHIBIT B
FORM OF LOCK-UP LETTER AGREEMENT
February __, 2008
Jefferies & Company, Inc.
As Representative of the several Initial Purchasers
(named in Schedule I of the Purchase Agreement)
Jefferies & Company, Inc.
520 Madison Avenue, 10th Floor
New York, New York 10022
Dear Sirs:
The undersigned, a shareholder and an officer and/or director of GMX Resources Inc., an Oklahoma corporation (the “Company”), understands that Jefferies & Company, Inc., as representative of the several Initial Purchasers named in the Purchase Agreement (in such capacity, the "Representative”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company providing for the offering (the “Offering”), pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) of Senior Convertible Notes due 2013 of the Company (the “Firm Securities”) and the grant by the Company to the Initial Purchasers of the option to purchase additional Senior Convertible Notes due 2013 (the “Optional Securities”). The Firm Securities, together with the Optional Securities, are collectively referred to as the "Securities”. Capitalized terms used but not defined herein have the meanings given to them in the Purchase Agreement.
In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, without the prior written consent of Wachovia Capital Markets, LLC, the undersigned will not, and will cause the Company not to, and will not publicly announce any intention to, during the period ending 60 days after the date of the Purchase Agreement, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (3) file or cause to be filed any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

B-1

Pursuant to the terms of the Purchase Agreement, the restrictions contained in the preceding paragraph shall not apply to (a) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Representative has been advised in writing or the granting or exercise of options or stock purchase rights pursuant to the Company’s stock option and stock purchase plans, whenever granted; provided that the underlying shares of Common Stock issued to the undersigned shall continue to be subject to the restrictions contained in the immediately preceding paragraph, except to the extent of any shares sold in order to raise funds sufficient to pay the exercise price and any tax on exercise of options; (b) the issuance by the Company of shares of Common Stock or options to purchase shares of Common Stock to, or the repurchase by the Company of unvested shares of Common Stock upon termination of service from, an employee, director, consultant other service provider, pursuant to the Company’s stock option or stock purchase plans in effect on the date hereof or approved by the Company’s stockholders before the date hereof; provided that the shares of Common Stock or options to purchase shares of Common Stock issued to the Company’s directors and executive officers shall be subject to the restrictions contained herein, except to the extent of any shares sold in order to raise funds sufficient to pay the exercise price and any tax on exercise of options; [and] (c) the filing by the Company of any registration statement with the Commission on Form S-8 relating to the offering of securities pursuant to the terms of a stock option or stock purchase plan of the Company in effect on the date hereof or approved by the stockholders before the date hereof.*
Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from his obligations under this Lock-Up Letter Agreement.

*
The letter for Mr. Ken Kenworthy, Sr. shall include the following clause: “and ; (d) the sale of 100,000 shares of Common Stock, which shall be permitted at any time 45 days after the date of the Final Offering Memorandum.”

B-2

The undersigned understands that the Company and the Representative will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Representative.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and personal representatives of the undersigned.
Yours very truly,

B-3